CONTINGENCIES	12 Months Ended
Jul. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

15. CONTINGENCIES:

Due to defective workmanship and breach of contract, the Company continues to pursue damages and return in full of a $376,467 deposit paid a contractor when construction commenced to replace a roof and various other work on the Fishkill, New York building. Both the contractor and subcontractors have claimed the Company tortuously interfered with the construction contracts arguing for fees and costs which approximate $700,000. While the Company strongly disputes the claims, it is possible that the court may rule against the Company and may assess damages in amounts up to approximately $700,000. It is also possible that the court may rule in favor of the Company and that no damages would be awarded against the Company and the Company could obtain an order for the return of all or a portion of amounts previously paid. A charge to real estate operating expenses in the amount of $279,213 was recorded for the fiscal year ended July 31, 2017. Following initial court decisions, another $141,132 was charged to operating expenses on October 31, 2016 and this amount was ordered by the Court to be paid, plus interest, in a judgement dated September 14, 2017. The testimony phase of the trial has been completed and the parties await further decisions and orders of the court.

There are various other lawsuits and claims pending against the Company. It is the opinion of management that the resolution of these matters will not have a material adverse effect on the Company’s Consolidated Financial Statements.

If the Company sells, transfers, disposes of or demolishes 25 Elm Place, Brooklyn, New York, then the Company may be liable to create a condominium unit for the loading dock. The necessity of creating the condominium unit and the cost of such condominium unit cannot be determined at this time.